Exhibit 99.1

NYSE American: OSTX Corporate Presentation October 2025

NYSE American: OSTX 2 Safe Harbor Statement This document contains forward - looking statements . In addition, from time to time, we or our representatives may make forward - looking statements orally or in writing . We base these forward - looking statements on our expectations and projections about future events, which we derive from the information currently available to us . Such forward - looking statements relate to future events or our future performance, including : our financial performance and projections ; our growth in revenue and earnings ; and our business prospects and opportunities . You can identify forward - looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms . In evaluating these forward - looking statements, you should consider various factors, including : our ability to change the direction of the Company ; our ability to keep pace with new technology and changing market needs ; and the competitive environment of our business . These and other factors may cause our actual results to differ materially from any forward - looking statement . Forward - looking statements are only predictions . The forward - looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us . We are not obligated to publicly update or revise any forward - looking statement, whether as a result of uncertainties and assumptions, the forward - looking events discussed in this document and other statements made from time to time by us or our representatives might not occur . Risks Related To Our Business Our business is subject to a number of risks you should be aware of before making an investment decision . These risks include the following : • Our success is primarily dependent on the successful development, regulatory approval and commercialization of our lead product candidates which are in the early stages of development • Our approach to the discovery and development of innovative products is novel, and unproven and may not result in marketable products • We have no source of predictable revenue, have incurred significant losses since inception, may never become profitable and may incur substantial and increasing net losses for the foreseeable future as we continue the development of, and seek regulatory approvals for our product candidates • If clinical trials of our product candidates fail to demonstrate safety and efficacy, we may be unable to obtain regulatory approvals to commercialize our product candidates • We are subject to regulatory approval processes that are lengthy, time - consuming and unpredictable . We may not obtain approval for any of our product candidates from the FDA or foreign regulatory authorities • Even if we obtain regulatory approval, the market may not be receptive to our product candidates • We may not be able to establish collaborative partnerships with other pharmaceutical companies, through which we expect to complete development of, obtain marketing approval for and, if approved, manufacture and market our product candidates • We may encounter difficulties satisfying the requirements of clinical trial protocols, including patient enrollment • We may face competition from other companies in our field or claims from third parties alleging infringement of their intellectual property

Investment Highlights

OS THERAPIES

Over $300 million has been invested in listeria platform to date, mostly by Advaxis/Ayala (OS acquired all listeria-based assets in April 2025)

Platforms

OST-HER2: Listeria monocytogenes (Lm):
- Ultra Orphan Lead Clinical Program in Osteosarcoma (OS) with follow-on applications in breast cancer and other solid tumor cancers
- The total addressable market (or "TAM") for these assets and follow-on applications are $258B TAM

OST-Lm platform represents new cancer immunotherapy category: cervical cancer, non-small cell lung, GBM, prostate, etc.

OST-tADC:
- Next-gen Tunable Drug Conjugate (or "tADC") Unique Patented Silicone linker improves safety and efficacy

Near-Term Catalytic Milestones

Meetings with FDA/MHRA/EMA & subsequent BLA & MAA submissions for OST-HER2 in Human Osteosarcoma – December '25 – March '26

Regulatory pathway for OST-HER2 in Canine Osteosarcoma & spinoff– Q4/25 – Q1/26

FDA Accelerated Approval– Q2/Q3 2026

Priority Review Voucher (or "PRV") – Upon FDA Accelerated Approval
- Most recent sale $160M (Abeona, June 2026)
- Rare Pediatric Disease Designation (RPDD) granted by FDA
- Orphan Designation & Fast Track Designation granted by the FDA & EMA

Total Addressable Market

Human Osteosarcoma: $1.2B

Expected US topline revenue for OST-HER2 in osteosarcoma: $500M+

Canine Osteosarcoma: $150M+

Cancer Immunotherapy:



OS
$1.2B
Breast Cancer $35B
Cancer Immunotherapy $126B

Market and Financial Summary

Stock Price: [$1.87]	Shares Outstanding: [~34M]	Market Cap: [$60M]	Cash: [~$4M]	Monthly Cash Burn: [~$300K]

Timing of Accelerated FDA Approval and PRV: April-September 2026	Estimated PRV Sale Proceeds: [~$160M]

NYSE American: OSTX

3

Clinical-Stage Pipeline (Listeria Platform)

OS THERAPIES

Trial	Preclinical – Phase 3 / Approval / Launched	Notes
Osteosarcoma (OS) (OST-HER2)	*Positive Phase 2b Data. Targeting Accelerated Approval Q2-Q3/26*	✓ *Orphan drug designation* ✓ *Fast Track Designation* ✓ *Rare Pediatric Disease Designation* — Launched: *Lead Program*
HPV Cancers (OS) (OST-AXLA)	*Completed Phase 3a Data: Pending data release and Phase 3b trial*	
Non-Small Cell Lung Cancer* (NSCLC) (OST-503)	*Metastatic disease alone & in combi w/Keytruda*	
Non-Small Cell Lung Cancer* (NSCLC) (OST-503)	*Frontline alone & in combo w/Keytruda*	
Globlastoma (GBM) (OST-503)	*Glioblastoma alone & in combo Keytruda*	
Breast Cancer (BC) (OST-HER2)	*HER2+ BC in Combination w/HER2 Abs*	
Prostate Cancer* (PC) (OST-PSA)	*Biochemically Recurrent Disease*	Launched: *Phase 1b Data Q4/25*
Canine (OS) (OST-HER2)	*USDA conditional approval achieved. Full approval path pending updated regulatory guidance*	

Column headers: Trial | Preclinical | Phase 1 | Phase 2a | Phase 2b | Phase 3 | Approval | Launched

NYSE American: OSTX

4

NYSE American: OSTX 5 Preclinical Pipeline (Listeria & ADC Platform) 5 Trial Preclinical Phase 1 Phase 2a Phase 2b Phase 3 Approval Launched Ovarian Cancer (OST - tADC) Breast Cancer (OST - tADC) Other Solid Tumors (OST - tADC) Solid Tumors (8 undisclosed OST - Lm therapeutic candidates)

OST - HER2: Human & Canine Osteosarcoma + Other Human Cancers

NYSE American: OSTX 7 Department Of Pediatric Hematology, Oncology And Blood & Marrow Transplantation Peter M. Anderson, MD Scientific Advisory Board for Osteosarcoma Assistant Professor, Department Of Pediatrics, Section Of Hematology - Oncology, Baylor College Of Medicine Meenakshi Hedge, MD Associate Professor, Department Of Pediatrics, Section Of Hematology - Oncology, Baylor College Of Medicine Nabil M. Ahmed, MD Pediatric Malignancies - Cancer Genetics - Associate Professor Of Pediatrics Alejandro S. Cordero, MD Professor, Division Of Pediatric Hematology And Oncology - Masonic Cancer Center Brenda Weigel, MD Orthopedics Surgery - Musculoskeletal Oncology Felafsa M. Wodajo, MD

Commercialization and Partnerships

OS THERAPIES

OS Patient Advocacy

Miriam Cohen
Mother of OS Angel
OSTEOSARCOMA COLLABORATIVE

Serena Subada
Osteosarcoma Patient
OST-HER2 Trial Participant

Mac Tichenor
Father of OS Angel
OSTEOSARCOMA INSTITUTE

Olivia Egge
Osteosarcoma Patient
OS THERAPIES

Tony Trent
Father of OS Angel
TYLER TRENT FOUNDATION

Antibody Drug Conjugates (ADCs)

Dr. Jutta Wanner
Founding Scientist
BlinkBio / OS THERAPIES

Dr. Borys Shor
President & CEO
Manhattan BIOSOLUTIONS

Dr. Colin Goddard
Founding Scientist
BlinkBio / OS THERAPIES

Commercialization

Chris Benecchi
Chief Business Officer
Sage Therapeutics®

Scott Styles
Managing Partner
STYLES STRATEGY
Austin, TX - Washington, DC

Edward Robb, DVM
Chief Strategy Officer
ANIVIVE

Recent Features and Partnerships

60 MINUTES

Shelter Me
The Cancer Pioneers

Johnson & Johnson
INNOVATION | JLABS

https://www.youtube.com/watch?v=8wWeaGKT3Ak

https://www.youtube.com/watch?v=z2YLhT3bb1Q

NYSE American: OSTX

8

NYSE American: OSTX 9 9 Preclinica l Phase 1 Phase 2b Osteosarcoma (Bone Cancer) No Treatments Available to Prevent or Delay Subsequent Recurrences Global Death Rate Upon Recurrence/Metastasis is 80 - 90% Crompton et al: Survival after recurrence of osteosarcoma: A 20 - year experience at a single institution. August 2005: Pediatric Blood & Cancer. https://onlinelibrary.wiley.com/doi/abs/10.1002/pbc.20580 Osteosarcoma (“Bone Cancer”) is a solid tumor of the bone: • 1,000 cases/year in US; 20,000 globally • Most Cases Present In Patients 15 - 20 Years Of Age • No New Treatments In Over 40 Years • METS (Lung) In ~40 - 50%+ Of Patients: 400 to 500 patients • High Lung METS Recurrence: Fatality Rate: ~ 90% @ 5 years, 40% @ 2 years • Time To Mortality Upon METS Recurrence: ~12 Months • Only Treatment for Recurrent METS: Lung METS Surgery o No drug therapy used (chemotherapy/Keytruda/Herceptin etc all failed) • Objective = Prevent Recurrence - Increase Overall Survival Standard of Care (or “SOC”): • Primary OS – a) Amputation of leg, extremity b) orthopedic implant and highly toxic 9 - month chemotherapy regimen with10% treatment - associated mortality • Secondary OS / Recurrent Disease: None

NYSE American: OSTX 10 Preclinica l Phase 1 Phase 2b Osteosarcoma Micro - Metastasis Lymphocytes (T - Cells) OST - HER2 leverages antigen presentation to drive attack on metastases

NYSE American: OSTX 11 OST - HER2 Open Label Phase 2b Trial Enrollment Criteria • 12 - 39 years old • Recurred, resected metastatic (METS) Osteosarcoma • 39 evaluable patients at 21 centers, single treatment arm – FULL TREATMENT ARM COMPLETE • 52 Weeks on Study: Dosed 16 times every 3 weeks for 48 weeks with 4 - week follow - up final visit • Primary Endpoint : 12 - month Event Free Survival (EFS) vs. Children’s Oncology Group (COG) publication • Secondary Endpoint : Overall Survival (OS) • Exploratory Endpoint #1 : 12 - month EFS vs. Natural History Case Matched Database • Exploratory Endpoint #2 : OS vs. Leaving Publication Exploratory Endpoint - Natural History Case Matched Database: Only Database Currently Available in US • Patient Advocacy Group Collected under IRB (n=55) • Many didn’t meet the stringent enrollment criteria outlined above or had missing key data points (n=46) • Only 9 evaluable subjects

P - Value Published Historical Control (n=42) OST - HER2 Treated Group (n=41) 0.0196 20% 35% (n = 40 evaluable, 1 lost to follow - up) Primary Endpoint:12 month EFS <0.0001 40% 75% (n = 36 evaluable, 5 lost to follow - up) Secondary Endpoint: 2 - year OS 100% Subgroup: OS in =>12month EFS 59% Subgroup: OS in < 12 month EFS P - Value Male Female 0.0604 20% 47% Primary Endpoint:12mo EFS 1 st Resection 2+ Resections 0.0848 25% 55% Primary Endpoint: 12mo EFS P - Value Within 2+ Resections: Prior to Study Within 2+ Resection: On study 0.1945 27% 55% Primary Endpoint: 12mo EFS OST - HER2 Clinical Data in Recurrent, Resected Metastatic Osteosarcoma Timeline – Strategy: Overall Survival + Biomarkers Milestones to Accelerated Approval (US) & Conditional Approval (UK/EMA) December 2025 UK MHRA Pre - MAA Meeting (2 - year overall survival + biomarker correlation) December 11, 2025 US FDA Type C Meeting (2 - year overall survival + biomarker correlation) December 2025 EMA SAM Meeting (2 - year overall survival + biomarker correlation) December 2025 UK MHRA MAA Filing for Approval (2 - 3 month review after filing) January 2026 US FDA BLA Filing for Approval (3 - 6 month review after filing) Q1/2026 EMA MAA Filing for Approval (3 - 6 month review after filing)

NYSE American: OSTX 13 OST - HER2 Canine Osteosarcoma Program University of Pennsylvania Veterinary School (UPenn Vet) Regulatory Pathway Positive proof - of - concept data post - resection: Published • Able to distinguish responders with biomarkers • Treatment response, as measured by immune markers, can improve with more doses o New study planned to evaluate continued dosing Positive proof - of - concept data limb sparing (pre - resection): Publication in progress • Strong treatment response w/ 8 doses • Immune markers improved with more doses • Preparing for Meeting with USDA to review new manufacturing process for reactivation of conditional approval (Q4/2025, subject to gov’t shutdown) • Company intends to launch under conditional approval in 2026 • Company will sponsor confirmatory trial at UPenn Vet to support full approval, expected in 2026 3: Immunological responses and clinical outcomes in dogs with osteosarcoma receiving standard therapy and a Listeria vaccine exp ressing HER2, Mason, Nicola J. et al., Molecular Therapy, Volume 0, Issue 0 Design

OST-HER2 Breast Cancer Treatment

OS THERAPIES

Positive Preclinical & Phase 1 Results > Anticipate 2025 Phase 2 Trial – $30B TAM

Preclinical Studies

- In nonclinical studies, OST31-164 was found to cause regression of tumors in both a spontaneous HER2-expressing tumor model and in a metastatic breast cancer model in mice
- The reduction in tumor growth with OST31-164 was directly associated with the induction of HER2-specific immune responses
- HER2-specific CD8 T-cell responses are elicited by OST31-164

Phase 1 Trial Endpoints Met

Study Design

- Late stage advanced/metastatic HER2 expressing solid tumors (n=12)

Primary

- Dose limiting toxicity for OST31-164
    - Determined therapeutic dose: $1x10^9$ CFU

Secondary

- Efficacy signals
    - One patient left hospice care following treatment

NYSE American: OSTX

14

NYSE American: OSTX 15 Animal Data: Inhibition of Growth of Breast Cancer Tumors Treatment Model Mouse Models of Breast Cancer • The first figure on the right is a treatment model • The second figure on the right is a prevention model The first figure shows Lm - LLO - chHER2 (OST - HER2 component) Anti - tumor activity against a foreign antigen of an established tumor in female FVB/N mice. The NT - 2 tumor cell line was derived from a spontaneous mammary tumor in a rat HER2/neu transgenic FVB/N mouse and therefore expresses rat HER2. Prevention Model

NYSE American: OSTX 16 The Combination of OST - HER2 + HER2 Antibody (e.g. Herceptin, et al) shows strong improvement vs. HER2 Antibody alone (PBS + HER2 Ab) * Lm - LLO - (XXX) = OST - HER2 component OST - HER2+ HER - 2/neu Ab Combo Shows Stronger Efficacy Than HER - 2/neu Ab Alone

Suppression of Growth of Metastatic Breast Cancer in the Brain

To determine whether OST- could inhibit the growth of a metastatic breast cancer in the brain, BALB/c mice (n=4 animals/ group) were administered 5×10^8 CFU of OST-HER2 or Lm control by intraperitoneal injection once a week for three weeks.

After the third injection, mouse breast carcinoma EMT6 cells stably transfected with luciferase (EMT6-Luc) were injected into the brains of anesthetized mice (5000cells/mouse).

Tumor growth was detected in all control animals but none of the OST-HER2 treated animals.

Delay of Breast Cancer Growth in the Brain



A
Lm-control
ADXS31-164
Day 3
Day 8
Day 11
B
Lm-control
ADXS31-164
0
0
3
6
9
12
Days post-tumor inoculation

A: Luciferase metabolizes into D-luciferin and photon by products are captured and displayed as body imaging heat map. B: Pixel intensity is graphed as number of photons per second per cm^2 of surface area, which is shown as average radiance.

NYSE American: OSTX

17

OST-HER2 Additional Cancer Clinical Targets

OS THERAPIES

Solid Tumor Treatment Potential – Combined $35B TAM

HER2+ Solid Tumors

Bladder, Breast Cancer, other HER2+ solid tumors

OST-HER2 plus trastuzumab may prevent development of trastuzumab resistance in HER2+ solid tumors like Bladder, Breast, others

https://doi.org/10.1016/S1470-2045(07)70190-0

Esophageal

Rationale: **OST-HER2 + trastuzumab may prevent development of trastuzumab resistance** in HER2+ gastroesophageal cancer and extend utility of trastuzumab after first progression

https://dx.doi.org/10.1186%2Fs13045-019-0737-2

Colorectal

Rationale: 2-3% are HER2+, ICI have not been active in CRC except in DNA Mismatch Repair where there is high T cell infiltration Trastuzumab and lapatinib – 30% response rate in HER2 + CRC

Increasing T cell infiltration with OST31-164 may improve activity of ICI in CRC, especially HER2+ CRC

https://ascopubs.org/doi/full/10.1200/PO.19.00154

HER2 positivity across cancers: analysis of 37,992 samples by IHC. IHC 3+ was considered HER2 IHC positive



Melanomas (uveal)
Thymic cancers
Sarcomas (peritoneal, retroperitoneal)
Gastrointestinal stromal tumors
Thyroid cancers
Lung cancers (small-cell)
Kidney cancers
Glioblastoma multiforme, high grade gliomas
Neuroendocrine tumors
Sarcomas (soft tissues)
Melanoma
Ovarian (non-epithelial) cancers
Hepatocellular carcinomas
Prostate cancers
Cholangiocarcinomas (intrahepatic)
Pancreatic adenocarcinomas
Intestinal (small) malignancies
Lung cancers (non-small cells)
Head and neck carcinomas
Ovarian (epithelial) cancers
Colorectal cancers
Unknown primary cancers
Uterine cancers
Uterine and cervical cancers
Cervical cancers
Gastric adenocarcinomas
Cholangiocarcinomas (extrahepatic)
Gallbladder cancers
Breast cancers
Esophageal, esophagogastric junction cancers
Bladder cancers
0% 2% 4% 6% 8% 10% 12% 14%

Yan, M., Schwaederle, M., Arguello, D. et al. HER2 expression status in diverse cancers: review of results from 37,992 patients. Cancer Metastasis Rev 34, 157– 164 (2015). https://doi.org/10.1007/s10555-015-9552-6

NYSE American: OSTX

Yan, M., Schwaederle, M., Arguello, D. et al. HER2 expression status in diverse cancers: review of results from 37,992 patients. Cancer Metastasis Rev 34, 157– 164 (2015). https://doi.org/10.1007/s10555-015-9552-6

18

NYSE American: OSTX 19 OST - Lm Platform Additional Immunotherapy Candidates • AIM2SERV Trial Completed: 1st of 2 Phase 3 clinical trials needed for approval • Phase 3a trial completed • Phase 3b trial Solid Tumor Treatment Potential – Combined $35B TAM OST - AXAL (HPV Cancers) • Positive NSCLC data in frontline in combination with Keytruda and Keytruda salvage • Positive NSCLC data in metastatic disease OST - 503 (NSCLC & Glioblastoma) • Positive interim Phase 1b/2a prostate cancer data in castration resistant population • Single site study at Columbia: enrollment paused with potential to restart enrollment OST - 504

NYSE American: OSTX 20 OST - tADC Linker Platform tADCs / tSM - DCs /tmRNA - DCs

NYSE American: OSTX 21 OST - tADC Product Overview • “Plug & Play” - Targeting Ligands, pH sensitive SiLinkersTM (silicon linkers), and multiple CAPed (Conditionally Active) Payloads • Antibodies (ADC), small molecules (SM - DC) and mRNA therapeutics (mRNA - DC) Potential to Displace Legacy Cancer Chemo Treatment Interchangeable Ligands, Linkers, and Payloads: Tunable Drug Conjugate • A platform technology with extensive flexibility and multiple licensing opportunities – without limiting OS Therapies therapeutic development • Currently in pre - clinical studies and working toward 2 - Week & GLP toxicity trials • Phase 1 trials for ovarian cancer are expected to begin in 2025 OST - tADC Program

NYSE American: OSTX 22 OST - tADC PLATFORM IS “PLUG AND PLAY” AND “ADAPTABLE” Modular Approach is a Key Differentiator - Preferred Building Block Examples

CHEMICAL MODIFIERS ALLOW TUNABLE SiLINKERS CLEAVAGE

OS THERAPIES

Payload Release can be Tuned to Occur Either in Endosome or Lysosome


Surrounding Tissue
pH 7.4
Tumor Microenvironment
pH 6-6.5
Endosome
Tunable Payload Release
Lysosome

Key Points:

- Proximal functional groups influence the hydrolysis rate of the silicone linkers
- We have demonstrated that rapid hydrolysis with the pyrimidine system in vitro translated to rapid linker cleavage in cells

Linkers which cleave more rapidly under slightly acidic conditions are ideal for small OST-TDC approach



Stable SiLinkers can be used in ADCs to raise the Drug-to Antibody Ratio (DAR) to between 6 and 24 payloads per ADC

	Pyrimidine	Amide	Phenyl	Carboxamide	Homologous Pyrimidine	Triazole	Benzyl
pH 7.4 $t_{1/2}$ (mins)	>600	6080	6170	>7920	9850	9134	>11520
pH 5 $t_{1/2}$ (mins)	2	77	307	95	480	445	1550

LCMS Hydrolysis studies were carried out in 50 mM HEPES buffer (pH 7.4 or pH 5) at 37 °C

NYSE American: OSTX

23

NYSE American: OSTX 24 tADC Patented Silicon Linkers Design Patented OST SiLinker Pioneering Next - Gen ADCs Next - Gen Silicone LINKER Traditional GGFG LINKER Traditional VAL - CIT LINKER +++ + + % Payload at Released at Target Tumor Site YES Limited NO Stability in Circulation YES NO NO New IP for Old Payloads NO YES – Macrophages YES – Ubiquitous Premature Cathespin Cleavage NO NO YES Myelosuppresion YES NO NO Multiple Payloads per Linker

Corporate Overview

Management Team - 100+ Years of Experience

OS THERAPIES



Paul Romness, MHP
President & *CEO - OS Therapies*

- 25 years of experience in the biopharma
  - Johnson & Johnson
  - Amgen
  - Boehringer Ingelheim
- 9 major product launches:
  - Oncology, surgery, HIV, FSD, COPD, IPF, CV & diabetes
- Masters of Health Policy from George Washington University Medical Center & B.S. in Finance from American University



Robert Petit, PhD
Chief Medical & Scientific Officer
Founding Scientist: OST-HER2

- Inventor & Founding Scientist behind OS Therapies' clinical-stage listeria cancer vaccine platform
- Large Pharma Experience: BMS, & Pharmacia
- Small Pharma Experience: MGI Pharma (Acquired by Otsuka), Advaxis, SARS Therapeutics, RGP Biotech & Orionis Biosciences
- MD from Ohio State University College of Medicine & BS in Life Science from Indiana State University
- Research interests: Oncology & Virology



Gerald Commissiong
Chief Business Officer

- 15 years of experience in biopharma
- Small Pharma Experience: Amarantus Bioscience Holdings, Avant Diagnostics, Todos Medical
- Specializes in M&A, Capital Raising, Strategic Planning and Investor Relations
- Therapeutic areas: Oncology, Neurology, Immunology and Regenerative Medicine
- BS in Management Science & Engineering from Stanford University



Jutta Wanner, PhD
Advisor
Founding Scientist: OST-tADC

- Inventor & Founding Scientist behind OS Therapies' tunable Drug Conjugate (tDC) platform (tADC, tSMDC and tmRNADC)
- Large Pharma Experience: Roche
- Small Pharma Experience: BlinkBio
- PhD from the University of Kansas w/ postdoc training at The Scripps Research Institute in San Diego
- Research interests: Oncology & Virology

Paul Romness was inspired to launch OS Therapies following the Osteosarcoma diagnosis of a close family friend

Deep Pharmaceutical Experience And Successful Track Records

100+ Years Combined Experience → *> 20 Product Launches* → *> 10 Licensing Deals*

Global Sales

$35B+ Revlimid	**$30B+** Epoetin Alfa	**$30B+** Herceptin	**$20B+** Yervoy
$20B+ Spiriva	**$25B+** Retuxin	**$20B+** Pradaxa	**$8B+** Jardiance

NYSE American: OSTX

26

Key Takeaways

OS THERAPIES

Catalyst Rich Advanced OST-HER2 Cancer Therapeutic Platform

Multiple Near-Term Clinical Milestones

- Phase 2b trial for OST-HER2 in Osteosarcoma positive data: Announced Jan 2025
- Path to Pivotal OST-HER2 Canine OS study to support full approval pending USDA alignment: 2H/25
- End of Phase 2 FDA Meeting: Aug 27, 2025
- BLA Submission: Q3/25
- Accelerated Approval: Q4/25-Q2/26

Significant Market Opportunity

- TAM Human Osteosarcoma – $1.2B
- Market Opportunity for OST-HER2 in Osteosarcoma: $500M
- TAM Canine Osteosarcoma – $150M+
- tADC platform – $311 billion

Favorable Regulatory Review Process

- Osteosarcoma (Human and Animal): No new approvals in 40+ years
- Orphan, Fast Track, Rare Pediatric Disease Designations granted by the FDA and EMA for OST-HER2
- Priority Review Voucher – if OST-HER2 approved, PRV value = $150M

Experienced, Successful Leadership

- Proven management team with large & early-stage pharma experience with multiple successful product launches
- Expert OS scientific advisory board
- Strong patient advocacy & commercialization advisors
- Cash on hand into mid-2026

NYSE American: OSTX

27

Thank You! Paul Romness President & CEO par@ostherapies.com (703) 541 - 9811 Investor Relations Harrison Seidner, PhD WaterSeid Partners OSTX@waterseid.com Public Relations Stephanie Chen Elev8 New Media stephanie@elev8newmedia.com